Certificate  No. 0  For_____ Shares
Forward to_____________________________

_______________________________________

Dated______________________ 20___


From when transferred

_______________________________________

Dated______________________ 20__


  No. of Original               No. of Original            No. of Shares
    CERTIFICATE                      SHARES                  TRANSFERRED

______________________     _______________________     _________________________

Received Certificate No. ______

For _________________ Shares

on______________________ 20___

_______________________________________

                               [GRAPHIC OMITTED]

                            ORGANIZED UNDER LAWS OF
                              THE STATE OF FLORIDA

                        EMPIRE FINANCIAL HOLDING COMPANY


           100,000,000 SHARES COMMON STOCK $0.01 PAR VALUE PER SHARE 1,000,000 SHARES PREFERRED STOCK $0.01 PAR VALUE PER SHARE

This Certifies that ________________________________ is the registered holder of _______________________________________________________________ Shares

                Common Stock of EMPIRE FINANCIAL HOLDING COMPANY

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has issued this Certificate to be signed by its duly subscribed officers and its Corporate Seal to be hereunto affixed this __________________ day of _____________________________________
A.D. 20__.

                               SAMPLE CERTIFICATE

______________________________________       ___________________________________
              SECRETARY                                     PRESIDENT

For Value Received, _________________ hereby sell, assign and transfer unto ________________________________________________ Shares represented by the within certificate and do hereby irrevocably constitute and appoint _____________________________________________ Attorney to transfer the said
Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated _________________ 20___

In presence of ______________________________________.


   NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
     WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR. WITHOUT
              ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.